SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  ] Preliminary Proxy Statement        [  ]  Confidential, for Use
                                              of the Commission
                                              Only (as permitted by
                                              Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                  HEARTLAND FINANCIAL USA, INC.
        (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:



                             [LOGO]
                  Heartland Financial USA, Inc.



April 5, 1999



Dear Fellow Stockholder:

     You are cordially invited to attend the annual stockholders' meeting of Heartland Financial USA, Inc. to be held at the corporate headquarters, located at 1398 Central Avenue, Dubuque, Iowa, on Wednesday, May 19, 1999, at 2:30 p.m. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's 1998 Annual Report to Stockholders is enclosed. At the meeting we shall report on Company operations and the outlook for the year ahead.

     Your Board of Directors has nominated two persons to serve as Class III directors. We recommend that you vote your shares for each of the director nominees.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible.

     We look forward with pleasure to seeing and visiting with you at the meeting.


                              With best personal wishes,

                              /s/ Lynn S. Fuller
                              -----------------------------
                              Lynn S. Fuller
                              Chairman of the Board








   1398 Central Avenue  Dubuque, Iowa 52001  (319) 589-2100

                             [LOGO]
                  Heartland Financial USA, Inc.


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 19, 1999


TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of HEARTLAND FINANCIAL
USA, INC. (the "Company") will be held at the corporate headquarters, 1398 Central Avenue, Dubuque, Iowa, on Wednesday,
May 19, 1999, at 2:30 p.m., for the purpose of considering and voting upon the following matters:

       1. to elect two (2) Class III directors.

       2. to transact such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

     The Board of Directors is not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 22, 1999, are the stockholders entitled to vote at the meeting and any adjournments or postponements thereof.

                              By order of the Board of Directors

                              /s/ Lois K. Pearce
                              ----------------------------------
                              Lois K. Pearce
                              Secretary

Dubuque, Iowa
April 5, 1999









IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                             [LOGO]
                  Heartland Financial USA, Inc.

                         PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Heartland Financial USA, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the corporate headquarters located at 1398 Central Avenue, Dubuque, Iowa, on Wednesday,
May 19, 1999, at 2:30 p.m. local time, or at any adjournments or postponements thereof.

     The Company, a Delaware corporation, is a multi-bank and thrift holding company with 19 locations in Iowa, Illinois, Wisconsin and New Mexico. The Company is the parent of Dubuque Bank and Trust Company, Dubuque, Iowa ("DB&T"); Galena State Bank and Trust Company, Galena, Illinois ("GSB"); First Community Bank, a Federal Savings Bank, Keokuk, Iowa ("FCB"); Riverside Community Bank, Rockford, Illinois ("RCB"); Wisconsin Community Bank, Cottage Grove, Wisconsin ("WCB") and New Mexico Bank & Trust, Albuquerque, New Mexico ("NMB"). These banks are collectively referred to as the "Banks". The Company also has non-banking subsidiaries involved in providing insurance, consumer credit loans, fleet vehicle leasing and related services and products. The Banks and other subsidiaries of the Company are collectively referred to as the "Subsidiaries".

     The Proxy Statement and the accompanying Notice of Meeting and proxy are first being mailed to holders of shares of common stock, par value $1.00 per share, of the Company ("Common
Stock"), on or about April 5, 1999.

Voting Rights and Proxy Information

     All shares of Common Stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposals set forth in this Proxy Statement. A majority of the shares of the Common Stock present in person or represented by proxy will constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum.

     Stockholders of record on the books of the Company at the close of business on March 22, 1999, will be entitled to vote at the meeting or any adjournments or postponements of the meeting. On March 22, 1999, the Company had outstanding 9,518,805 shares of Common Stock, with each share entitling its owner to one vote on each matter submitted to a vote at the annual meeting. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against any proposal and broker non-votes will have no effect on the vote.

     The Board of Directors would like to have all stockholders represented at the annual meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy; (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy; or
(iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Ms. Lois K. Pearce, Secretary, Heartland Financial USA, Inc., 1398 Central Avenue, Dubuque, Iowa 52001.


                     ELECTION OF DIRECTORS

     At the annual meeting to be held on May 19, 1999, the stockholders will be entitled to elect two Class III directors for terms expiring in 2002. The directors of the Company are divided into three classes having staggered terms of three years. Each of the nominees for election as a Class III director is an incumbent director. The Company has no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees become unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

     Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years as of March 22, 1999. Unless otherwise indicated, each person has held the positions indicated for at least five years. The nominees, if elected at the annual meeting, will serve as Class III directors for three year terms expiring in 2002. The Board of Directors recommends that you vote your shares FOR each of the nominees for director.

                            NOMINEES

                                        Position with the Company
Name                Served as Company   and the Subsidiaries and
(Age)               Director Since      Principal Occupation
------------------  -----------------   -------------------------
CLASS III
(Term Expires 2002)
Lynn S. Fuller           1981           Chairman of the Board and
(Age 74)                                Chief Executive Officer
                                        of the Company; Director
                                        and Vice Chairman of the
                                        Board of DB&T; Director
                                        of DB&T Insurance Inc.,
                                        Citizens Finance Co. and
                                        DB&T Community
                                        Development Corp. (1994 -
                                        present).

Evangeline K. Jansen          1981      Director of DB&T;
(Age 82)                                Director of DB&T
                                        Insurance Inc., Citizens
                                        Finance Co. and DB&T
                                        Community Development
                                        Corp. (1994-present).

                      CONTINUING DIRECTORS

                                        Position with the Company
Name                Served as Company   and the Subsidiaries and
(Age)               Director Since      Principal Occupation
------------------  -----------------   -------------------------
CLASS I
(Term Expires 2000)
Lynn B. Fuller           1987           President of the Company;
(Age 49)                                Director, President and
                                        Chief Executive Officer
                                        of DB&T; Director of GSB;
                                        Director and President of
                                        DB&T Insurance Inc.,
                                        Citizens Finance Co. and
                                        DB&T Community
                                        Development Corp. (1994 -
                                        present); Director of
                                        Keokuk Bancshares, Inc.,
                                        FCB and DBT Investment
                                        Corporation (1994-
                                        present); Director and
                                        Chairman of RCB (1995 -
                                        present); Director and
                                        Chairman of ULTEA, Inc.
                                        (1996-present); Director
                                        of WCB (1997-present);
                                        Director of NMB (1998-
                                        present).

Gregory R. Miller        1994           Executive Vice President
(Age 50)                                of the Company (1996-
                                        1998); Director (1987-
                                        present), Vice Chairman
                                        (1998-present), President
                                        and Chief Executive
                                        Officer (1988-1997) of
                                        FCB; President and Chief
                                        Executive Officer of
                                        Keokuk Bancshares, Inc.
                                        (1990-1997); Senior Vice
                                        President and Portfolio
                                        Manager of Chicago
                                        Capital Fund Management
                                        (1998-present).

CLASS II
(Term Expires 2001)
Mark C. Falb             1995           Director of DB&T;
(Age 51)                                Director of DB&T
                                        Insurance Inc.; Citizens
                                        Finance Co. and DB&T
                                        Community Development
                                        Corp. (1997-present);
                                        Chairman of the Board
                                        and Chief Executive
                                        Officer of Westmark
                                        Enterprises, Inc. and
                                        Kendall/Hunt Publishing
                                        Company.

James A. Schmid               1981      Vice Chairman of the
(Age 75)                                Board of the Company;
                                        Chairman of the Board and
                                        Director of DB&T;
                                        Director of DB&T
                                        Insurance Inc., Citizens
                                        Finance Co. and DB&T
                                        Community Development
                                        Corp. (1994-present);
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        of Crescent Electric
                                        Supply Company.

Robert Woodward               1987      Director of DB&T;
(Age 62)                                Director of DB&T
                                        Insurance Inc., Citizens
                                        Finance Co. and DB&T
                                        Community Development
                                        Corp. (1994-present);
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        (1995-present) and
                                        Executive Vice President
                                        (1993-1994) of Woodward
                                        Communications, Inc.

     All of the Company's directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions. No member of the Board of Directors is related to any other member of the Board of Directors, except that Lynn S. Fuller is the father of Lynn B. Fuller.

Meetings of the Board of Directors and Committees

     Regular meetings of the Board of Directors of the Company are held quarterly. During 1998, the Board of Directors held five regular meetings including the annual meeting in May, five special meetings and three meetings by Informal Directors' Action pursuant to Section 14(F) of the General Corporation Law of Delaware. All directors during their terms of office in 1998 attended at least 75% of the total number of meetings of the Board of Directors of the Company and of meetings held by all committees of the Board on which any such director served, with the exception of the Audit Committee. Of the three Audit Committee meetings held, Mr. Falb was absent for two meetings due to business travel and Ms. Jansen was absent for one meeting due to illness. The Company does not currently have a standing nominating committee. Rather, the entire Board participates in the process of selecting nominees to fill vacancies on the Board. Pursuant to the Company's bylaws, the Board of Directors will consider nominees recommended by stockholders provided any such recommendation is made in writing and delivered to the Secretary of the Company no less than 30, nor more than 75, days prior to the date of the annual meeting at which directors are to be elected and otherwise complies with the Company's bylaws.

     The Compensation Committee, consisting of directors Schmid (Chairman), Falb, Jansen and Woodward, meets to review the salary, other compensation and performance of the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table and recommends adjustments. During 1998, the Compensation Committee met five times.

     The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are directors Schmid (Chairman), Falb, Jansen and Woodward. During 1998, the Audit Committee met three times.

Compensation of Directors

     Each of the Company's directors is paid a fee of $450 for each board meeting attended and $250 for each committee meeting attended, except that Mr. Lynn B. Fuller receives no fees for his services as director of the Company.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at March 22, 1999, by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group.

                              Amount and Nature
Name of Individual and          of Beneficial     Percent of
Number of Persons in Group      Ownership (1)        Class
--------------------------    ------------------  ----------

5% Stockholders
Dubuque Bank and Trust Company
1398 Central Avenue
Dubuque, Iowa 52001                733,908 (2)          7.7%

Heartland Partnership, L.P.
1145 S. Grandview
Dubuque, Iowa 52003                556,000 (3)          5.8%

Directors
Mark C. Falb                       179,872 (4)          1.9%
Lynn B. Fuller                     264,652 (5)          2.8%
Lynn S. Fuller                     951,322 (6)         10.0%
Evangeline K. Jansen               921,312 (7)          9.7%
Gregory R. Miller                  188,764 (8)          2.0%
James A. Schmid                    382,880 (9)          4.0%
Robert Woodward                   437,132 (10)          4.6%

Other Executive Officers
John K. Schmidt                     55,613 (11)           *
Kenneth J. Erickson                 63,759 (12)           *
Douglas J. Horstmann                62,235 (13)           *
Paul J. Peckosh                     58,193 (14)           *
All directors and
executive officers
as a group (12 persons)          3,609,873             37.9%

* Less than one percent

     (1) The information contained in this column is based upon information furnished to the Company by the persons named above and the members of the designated group. Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Also included are shares obtainable through the exercise of options in the following amounts: Mr. Lynn B. Fuller - 40,000 shares; Messrs. Miller and Peckosh - 20,000 shares; Messrs. Schmidt, Erickson and Horstmann - 26,667 shares and all directors and executive officers as a group - 186,668 shares. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

     (2) Includes 338,314 shares over which DB&T has sole voting and investment power and 395,594 shares over which DB&T has shared voting or investment power.

     (3)  Mr. Lynn S. Fuller, Chairman of the Board and Chief
Executive Officer of the Company, is the General Partner of Heartland Partnership, L.P., and in such capacity exercises sole voting and investment power over such shares.

     (4) Includes 109,376 shares over which Mr. Falb has shared voting and investment power and 44,704 shares held by Mr. Falb's spouse, as trustee, over which Mr. Falb has no voting or investment power.

     (5) Includes an aggregate of 4,205 shares held by Mr. Fuller's spouse and minor children and 75,146 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power. Includes 14,000 shares held by the Heartland Partnership, L.P. over which Mr. Fuller has no voting or investment power but in which Mr. Fuller does have a beneficial interest.

     (6) Includes shares held by the Heartland Partnership, L.P., over which Mr. Fuller has sole voting and investment power, as well as 72,284 shares held by a trust for which Mr. Fuller's spouse is a trustee and 75,146 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power.

     (7)  Represents shares held in certain trusts for which Ms.
Jansen serves as trustee or co-trustee. Voting and investment power is shared with respect to 288,512 of such shares.

     (8)  Includes an aggregate of 66,100 shares held by Mr.
Miller's spouse, over which Mr. Miller has shared voting and investment power.

     (9) Includes 10,784 shares held by Mr. Schmid's wife, over which Mr. Schmid has shared voting and investment power, 146,672 shares held in trust over which Mr. Schmid has sole voting and investment power, and 84,384 shares held by Crescent Realty Corp., of which Mr. Schmid is a controlling person.

     (10) Includes an aggregate of 261,200 shares held by various trusts of which Mr. Woodward is a trustee and over which Mr. Woodward has shared voting and investment power over 248,400 shares and sole voting and investment power over 12,800 shares. Mr. Woodward also has full power of attorney for the 5,712 shares held by his mother.

     (11) Includes 260 shares held by Mr. Schmidt jointly with his spouse, over which Mr. Schmidt has shared voting and investment power.

     (12) Includes 4,800 shares held by Mr. Erickson jointly with his spouse, over which Mr. Erickson has shared voting and investment power.

     (13) Includes 18,000 shares held by Mr. Horstmann's spouse, over which Mr. Horstmann has shared voting and investment power.

     (14) Includes 3,017 shares held by Mr. Peckosh jointly with his spouse and 1,600 shares held by Mr. Peckosh's spouse, over which Mr. Peckosh has shared voting and investment power.


     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's directors, executive officers and 10% stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of such forms, the Company is not aware that any of its directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1998 through December 31, 1998.


                     EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted to the Company's President and to each of the other four most highly compensated executive officers of the Company or the Subsidiaries for the fiscal year ended December 31, 1998:

                   SUMMARY COMPENSATION TABLE

                                           Annual Compensation
                                           -------------------
(a)                            (b)           (c)          (d)
                              Fiscal
                               Year
                              Ended
Name and Principal           December      Salary        Bonus
Position                       31st        ($)(1)        ($)(2)
-------------------------     ----------  ---------     --------


Lynn B. Fuller                  1998      $170,000       $58,155
President of the Company        1997       165,000        73,042
                                1996       157,000        72,523

John K. Schmidt
Executive Vice President        1998      $108,000       $28,346
and Chief Financial Officer     1997       105,000        29,182
of the Company                  1996        99,000        26,257

Kenneth J. Erickson             1998      $104,000       $17,538
Senior Vice President           1997       100,000        20,808
of the Company                  1996        96,000        22,946

Douglas J. Horstmann            1998      $102,000       $17,200
Senior Vice President           1997        99,000        20,601
of DB&T                         1996        96,000        17,946

Paul J. Peckosh                 1998      $ 91,500       $25,093
Senior Vice President           1997        88,000        23,294
of DB&T                         1996        85,000        27,023

                                     Long-term
                                    Compensation
                                       Awards
                               ---------------------
(a)                    (b)         (f)        (g)       (h)
                      Fiscal
                       Year               Securities
                      Ended    Restricted Underlying All Other
Name and Principal   December    Stock     Options/  Compensa-
Position               31st    Awards ($)    SARs(#) tion($)(3)
------------------  ---------- ---------- ---------- ----------

Lynn B. Fuller        1998      $  ---       $24,000   $24,636
President             1997         ---        24,000    47,179
of the Company        1996         ---        24,000    28,168

John K. Schmidt       1998      $  ---       $16,000   $18,382
Executive Vice        1997         ---        16,000    30,071
President and         1996         ---        16,000    18,602
Chief Financial
Officer of the Company

Kenneth J. Erickson   1998      $  ---       $16,000   $18,024
Senior Vice President 1997         ---        16,000    31,382
of the Company        1996         ---        16,000    19,117

Douglas J. Horstmann  1998      $  ---       $16,000   $16,150
Senior Vice President 1997         ---        16,000    28,818
of DB&T               1996         ---        16,000    18,358

Paul J. Peckosh       1998      $  ---       $12,000   $15,951
Senior Vice President 1997         ---        12,000    26,852
of DB&T               1996         ---        12,000    16,531

     (1)  Includes amounts deferred under the Company's
Retirement Plan.

     (2) The amounts shown represent amounts received under the Company's Management Incentive Compensation Plan.

     (3) The amounts shown represent amounts contributed on behalf of the respective officer to the Company's Retirement Plan, the aggregate value of the discount to market price of shares purchased under the Company's Employee Stock Purchase Plan and/or the Company's Executive Restricted Stock Purchase Plan, and the allocable portion of the premium paid for life insurance under the Company's Executive Death Benefit Program. For Mr. Fuller, the amounts shown include an automobile allowance of $1,698 for 1998, $1,901 for 1997 and $1,901 for 1996. For 1998,
the amount contributed for each officer under the Retirement Plan and the aggregate value of the discount realized by each named individual was $20,000 and $2,490 for Mr. Fuller, $17,487 and $780 for Mr. Schmidt, $15,825 and $2,028 for Mr. Erickson, $15,590 and $414 for Mr. Horstmann and $14,555 and $1,167 for Mr. Peckosh. For 1997, such amounts were $19,632 and $25,023 for Mr. Fuller, $16,105 and $13,799 for Mr. Schmidt, $15,085 and $16,051
for Mr. Erickson, $14,349 and $14,252 for Mr. Horstmann and $14,113 and $12,418 for Mr. Peckosh. For 1996, such amounts were $18,622 and $7,171 for Mr. Fuller, $15,759 and $2,705 for Mr.
Schmidt, $14,349 and $4,587 for Mr. Erickson, $14,349 and $3,858
for Mr. Horstmann and $12,859 and $3,418 for Mr. Peckosh.

Stock Option Information

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the Summary
Compensation Table:


                OPTION GRANTS IN LAST FISCAL YEAR

                        Individual Grants

(a)                           (b)          (c)           (d)
                                       % of Total
                                     Options Granted
                            Options    to Employees   Exercise or
                            Granted     in Fiscal      Base Price
Name                        (#) (1)        Year        ($/Share)
-----------------------   ------------ -----------    -----------

Lynn B. Fuller                24,000      18.2%         $14.75
John K. Schmidt               16,000      12.1%          14.75
Kenneth J. Erickson           16,000      12.1%          14.75
Douglas J. Horstmann          16,000      12.1%          14.75
Paul J. Peckosh               12,000       9.1%          14.75


(a)                              (e)                    (f)
                                                    Grant Date
                              Expiration            Present Value
Name                             Date               ($) (2)(3)
----------------------        ----------           -------------

Lynn B. Fuller                 01/02/08                $129,840
John K. Schmidt                01/02/08                  86,560
Kenneth J. Erickson            01/02/08                  86,560
Douglas J. Horstmann           01/02/08                  86,560
Paul J. Peckosh                01/02/08                  64,920

(1) Options become exercisable in three equal portions on the day after the third, fourth and fifth anniversaries of the January 2, 1998 date of grant.

(2) The Black Scholes valuation model was used to determine the grant date present values. Significant assumptions include: risk-free interest rate, 5.75%; expected option life, 10 years;
expected volatility, 24.27%; expected dividends, 1.76%.

(3) The ultimate value of the options will depend on the future market price of the Company's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of the Company's Common Stock, on the date the option is exercised, over the exercise price of the option.

     The following table sets forth certain information concerning the stock options at December 31, 1998 held by the named executive officers. No stock options were exercised during 1998 by such persons.


 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                        OPTION/SAR VALUES

(a)                   (b)        (c)                (d)
                                           Number of Securities
                     Shares               Underlying Unexercised
                  Acquired On   Value     Options/SARs at FY-End
                    Exercise   Realized             (#)
Name                  (#)        ($)      Exercisable  Unexercisable
------------------  ---------  -------   -----------   -------------

Lynn B. Fuller         ---      $---         16,000      104,000
John K. Schmidt        ---       ---         10,667       69,333
Kenneth J. Erickson    ---       ---         10,667       69,333
Douglas J. Horstmann   ---       ---         10,667       69,333
Paul J. Peckosh        ---       ---          8,000       52,000


(a)                                     (e)
                               Value of Unexercised
                                   In-the-Money
                               Options/SARs at FY-End
                                        ($)
Name                          Exercisable    Unexercisable
--------------------          -----------    -------------
Lynn B. Fuller                  $156,000       $740,880
John K. Schmidt                  104,003        493,917
Kenneth J. Erickson              104,003        493,917
Douglas J. Horstmann             104,003        493,917
Paul J. Peckosh                   78,000        370,440

Change of Control Agreements

     The Company has entered into a separate Change of Control Agreement with each of the named executive officers and certain other officers of the Company's subsidiaries. These agreements provide that if employment is terminated six months prior to a change in control of the Company (as defined in the agreements) or within one year thereafter, the terminated officer is to be paid severance compensation equal to a multiple of such officer's total compensation (as defined in the agreements) at the time of termination. The multiple varies for each officer, up to a maximum of four times total compensation. Additionally, the agreements provide for the continuation of medical and dental benefits for up to two years after such termination and the payment of expenses for out-placement counseling for a period of one year, up to a maximum amount equal to twenty-five percent of total compensation. Messrs. Fuller, Schmidt and Erickson are prohibited by their respective agreements from competing with the Company or its subsidiaries within a designated geographic area for a period of two years following the termination of employment.

THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING REPORT UNLESS SUCH REPORT IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

Compensation Committee Report On Executive Compensation

     The Company's compensation program is administered by the Compensation Committee (the "Committee"). In determining appropriate levels of executive compensation, the Committee has at its disposal independent reference information regarding compensation ranges and levels for executive positions in comparable companies. In determining compensation to be paid to executive officers, primary consideration is given to quality long-term earnings growth accomplished by achieving both financial and non-financial goals such as return on equity, earnings per share and asset and deposit growth. The objectives of this philosophy are to: (i) encourage a consistent and competitive return to stockholders; (ii) reward bank and individual performances; (iii) provide financial rewards for performance of those having a significant impact on corporate profitability; and (iv) provide competitive compensation in order to attract and retain key personnel.

     There are three major components of the Company's executive officer compensation (i) base salary, (ii) annual incentive awards and (iii) long-term incentive awards. The process utilized by the Committee in determining executive officer compensation levels for all of these components is based upon the Committee's subjective judgment and takes into account both qualitative and quantitative factors. No specific weights are assigned to such factors with respect to any compensation component. Among the factors considered by the Committee are the recommendations of the president with respect to the compensation of the Company's other key executive officers. However, the Committee makes the final compensation decisions concerning such officers. The Company also has adopted the Heartland Financial, USA, Inc. 1993 Stock Option Plan ("Stock Option Plan"). The Stock Option Plan is intended to promote equity ownership in the Company by directors and selected officers and employees of the Company and the Subsidiaries to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company or the Subsidiaries. The Company has also purchased a split-dollar life insurance policy on each of its executive officers with the exception of the Chief Executive Officer.

     The Chief Executive Officer's salary for 1998 was based on a variety of factors, the foremost of which was agreement that his salary would remain at the current level until the transition of the President to the Chief Executive Officer position occurs.
The Chief Executive Officer was not eligible for incentive based compensation in 1998.

                         Respectfully,
                   James A. Schmid, Chairman
                          Mark C. Falb
                      Evangeline K. Jansen
                        Robert Woodward

Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

     During the last completed fiscal year, in addition to each of the members of the Committee, Messrs. Lynn S. Fuller, Lynn B. Fuller and John K. Schmidt also participated in Committee deliberations concerning executive compensation. No such person participated in any decisions regarding their own compensation. Mr. Lynn S. Fuller serves as Chairman of the Board and Chief Executive Officer of the Company and Vice Chairman of the Board of DB&T. Mr. Lynn B. Fuller serves as President of the Company and President and Chief Executive Officer of DB&T. Mr. Schmidt is not a director of the Company or DB&T but is the Executive Vice President and Chief Financial Officer of the Company and Senior Vice President and Chief Financial Officer of DB&T. All of the members of the Committee also serve as directors of DB&T.

THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY THE COMPANY SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING PERFORMANCE GRAPH AND RELATED INFORMATION UNLESS SUCH GRAPH AND RELATED INFORMATION IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

Stockholder Return Performance Presentation

     The following graph shows a five year comparison of cumulative total returns for the Company, the NASDAQ Stock Market (US Companies) and an index of NASDAQ Bank Stocks. The Company's stock is traded in the over-the-counter market under the symbol "HTLF" and is eligible for quotation on the OTC Bulletin Board. Figures for the Company's Common Stock represent interdealer quotations, without retail markups, markdowns or commissions and do not necessarily represent actual transactions. The graph was prepared at the Company's request by SNL Securities L.C., Charlottesville, Virginia.

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           ASSUMES $100 INVESTED ON DECEMBER 31, 1993
       *Total return assumes reinvestment of dividends

               Cumulative Total Return Performance

                                         December 31,
                              ----------------------------------
                              1993 1994  1995   1996  1997  1998

Heartland Financial USA, Inc. $100 $142  $172   $245  $299  $372

NASDAQ - Total US             $100 $ 98  $138   $170  $209  $293

NASDAQ Bank Index             $100 $100  $148   $196  $328  $325


                  TRANSACTIONS WITH MANAGEMENT

     Directors and officers of the Company and the Subsidiaries, and their associates, were customers of and had transactions with the Company and one or more of the Subsidiaries during 1998. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


             RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors of the Company is in the process of selecting the Company's auditors for the fiscal year ending December 31, 1999. KPMG Peat Marwick LLP has been the Company's auditors since June, 1994 and is one of the three firms submitting a bid. A representative of KPMG Peat Marwick LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.


          STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company on or before December 4, 1999, and must otherwise comply with the Company's bylaws.


                          OTHER MATTERS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company or the Subsidiaries may solicit proxies personally or by telegraph or telephone without additional compensation.


                   FAILURE TO INDICATE CHOICE

     If any stockholder fails to indicate a choice in item (1) on the proxy card, the shares of such stockholder shall be voted FOR the nominees listed.

                              By order of the Board of Directors

                              /s/ Lynn B. Fuller
                              -----------------------------------
                              Lynn B. Fuller
                              President

Dubuque, Iowa
April 5, 1999


               ALL STOCKHOLDERS ARE URGED TO SIGN
                     AND MAIL THEIR PROXIES

                             [LOGO]
                  Heartland Financial USA, Inc.

                           Proxy Card

    PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
     OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
    HEARTLAND FINANCIAL USA, INC. TO BE HELD ON MAY 19, 1999

     The undersigned hereby appoints Lynn S. Fuller and James A. Schmid, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of Heartland Financial USA, Inc., to be held at the corporate headquarters located at 1398 Central Avenue, Dubuque, Iowa, on the 19th day of May, 1999, at 2:30 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:


1.   ELECTION OF DIRECTORS:
          [  ] FOR all                    [  ] WITHHOLD AUTHORITY
          nominees listed                to vote for all nominees
          below (except as               listed below
          marked to the
          contrary below)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Class III (Term Expires 2002):  Lynn S. Fuller and Evangeline K.
Jansen

2. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER
PROPOSAL 1.


                                       Dated:                  , 1999
                                             ------------------

                              Signature(s)
                                          ----------------------

                                          ----------------------

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.